Supplement dated January 25, 2013

To the Prospectuses dated May 1, 2012, as amended, for certain

New York Life Variable Annuity and Variable Universal Life

Insurance Policies

Investing in

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC Variable Universal Life Separate Account-I

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This supplement amends the May 1, 2012 prospectuses (the “Prospectuses”) for certain New York Life variable annuity and variable universal life insurance policies. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note the name change for Madison Square Investors LLC in the Prospectuses.

Keeping this purpose in mind, please note the following:

Madison Square Investors LLC

As of January 25, 2013, all references in the Prospectuses to Madison Square Investors LLC or MSI as a subadviser to any portfolio of the MainStay VP Funds Trust are hereby deleted and replaced with Cornerstone Capital Management Holdings LLC or CCM.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010